Praxis International Fund
Class A Shares (MPIAX)
Class I Shares (MPIIX)

Summary Prospectus
May 1, 2011

Before you invest, you may want to review the Praxis International Fund’s prospectus, which contains more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated May 1, 2011, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s prospectus and other information about the Fund online at www.praxismutualfunds.com.  You can also get this information at no cost by calling 800-977-2947 or by sending an e-mail request to info@everence.com.

Investment Objectives

The Praxis International Index Fund seeks to capture the investment performance of international developed and emerging markets.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%	None
Redemption fee (as a percentage of amount redeemed, if applicable)	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class I
Management fees	0.60%	0.60%
Distribution and Service (12b-1) fees	0.25%	None
Other Expenses 1	0.82%	0.36%
Total Annual Fund Operating Expenses	1.67%	0.96%
Fee Waiver and/or Expense Reimbursement	(0.02)%	None
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement 2	1.65%	None

1	Other Expenses are based on estimated fees and expenses for the fiscal year ending Dec. 31, 2011.
2
The Adviser has entered into an expense limitation agreement with respect to the Fund until April 30, 2012, but can be terminated by a vote of the Board of Trustees of the Fund if they deem the termination to be beneficial to the Fund shareholders. Pursuant to this agreement, the Adviser has agreed to waive fees and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) of the Fund to 1.65 percent of the Fund's average daily net assets. The Fund has agreed to repay the Adviser for the amounts waived and/or reimbursed by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividends, acquired fund fees and expenses, fees paid to vendors providing fair value pricing and fund compliance services, Trustees fees, legal fees, costs relating to such services and extraordinary expenses) to exceed 1.65 percent, and the repayment is made within three years after the year in which the Adviser waived and/or reimbursed the expense.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5 percent return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Class A	$684	$1,022
Class I	$98	$306

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The Fund will report it’s portfolio turnover rate in its prospectus after it completes the current fiscal year.

Principal Investment Strategies

The Fund invests primarily in equity securities of foreign companies organized under the laws of, headquartered in, or whose common equity securities are principally traded in countries outside the United States. The fund seeks to generate performance that reflects the performance of a broad representation of both foreign developed and emerging equity markets, as measured by the MSCI All Country World ex US Index. The Sub-adviser uses proprietary optimization techniques to select securities according to their contribution to the fund’s overall objective and may also manage the portfolio with the goal of minimizing taxable distributions.

Stewardship Investing
The Fund analyzes potential investments for their ability to reflect certain core social values including:
•	Respecting the dignity and value of all people
•	Building a world at peace and free from violence
•	Demonstrating a concern for justice in a global society
•	Exhibiting responsible management practices
•	Supporting and involving communities
•	Practicing environmental stewardship

Companies failing to meet minimum standards in one or more of these areas will be restricted from inclusion in the fund.

Principal Investment Risks

Because the value of the Fund’s investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund, or the Fund could underperform other investments. Some of the Fund’s holdings may underperform its other holdings. Because the Fund invests primarily in foreign securities, it is subject to the additional risks presented by foreign investments, such as changes in currency exchange rates, a lack of adequate company information and political instability.

This Fund will not be appropriate for anyone:
•	Pursuing a short-term goal or investing emergency reserves
•	Seeking safety of principal
•	Seeking a stable share price

FUND PERFORMANCE

The Fund’s performance information is only shown when the Fund has had a full calendar year of operations. Since the Fund has not had a full year calendar year of operations, there is no performance information included in this Prospectus.

FUND MANAGEMENT

Investment Adviser

Everence Capital Management, Inc. (the “Adviser”) serves as the investment adviser to the Fund.

Investment Sub-Adviser

Aperio Group LLC serves as the investment sub-adviser to the Fund.

Portfolio Managers

Ran Leshem, Head of Portfolio Management and Operations and Patrick Geddes, Chief Investment Officer and Director of Quantitative Research, have managed the Fund since its inception.

PURCHASE OF FUND SHARES

You can buy, sell (redeem) or exchange shares of the Fund, either through a financial professional or directly from the Fund, on any day that the New York Stock Exchange is open. The share price is based on the Fund’s net asset value, determined after receipt of your request in good order.

Minimum Investments Per Fund
Class A
Account Type	Initial	Subsequent
Non-Retirement	$2,500	$100
Retirement	$2,500	$100

The initial investment minimum requirements will be waived:
1)	if you establish an automatic investment plan equal to the subsequent investment minimum;
2)	you are contributing to a 403(b), SEP-IRA and SIMPLE IRA accounts.

An annual account fee of $25 will be assessed in July to each Fund that falls below $5,000 for any reason, including market fluctuation. Certain exceptions may apply.  See page 71 for more information.

The minimum initial investment for Class I shares generally is $1,000,000. There is no minimum requirement for subsequent investments in a Fund Class I shares. The Fund may waive investment minimums for certain investors.

Other Important Information Regarding Fund Shares

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please refer to the section entitled “Investing in the Funds” on page 45

TAX INFORMATION

The Funds intend to make distributions that may be taxed as either ordinary income or capital gains and you will generally have to pay federal income tax on such Fund distributions unless you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawals made from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.